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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 1, 2005



                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16383               95-4352386
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)

                  717 Texas Avenue
                     Suite 3100
                   Houston, Texas                                  77002
      (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

As part of the November 8, 2004 Omnibus Agreement entered into between Sabine Pass LNG, L.P. ("Sabine Pass LNG") and Chevron USA, Inc. ("Chevron"), Chevron had the option, by December 1, 2005, to increase its reserved capacity at the Sabine Pass LNG receiving terminal from approximately 700 MMcf/d to approximately 1 Bcf/d. On December 1, 2005, Cheniere Energy, Inc. ("Cheniere"), the ultimate parent of Sabine Pass LNG, issued a press release announcing that Sabine Pass LNG had been notified by Chevron on December 1, 2005, that Chevron had elected to increase its reserved capacity at the terminal to approximately 1 Bcf/d. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Attached as Exhibit 99.2 to this Current Report on Form 8-K is the letter sent by Chevron confirming its election to increase its reserved capacity at the terminal.


Item 9.01  Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release, dated December 1, 2005 (filed herewith)

99.2              Letter from Chevron, dated December 1, 2005 (filed herewith)





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHENIERE ENERGY, INC.


Date:  December 1, 2005                  By:  /s/ Don A. Turkleson
                                              --------------------
                                              Name:  Don A. Turkleson
                                              Title: Senior Vice President
                                                     and Chief Financial Officer


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EXHIBIT INDEX


Exhibit
Number            Description
------            -----------

99.1              Press Release, dated December 1, 2005 (filed herewith)

99.2              Letter from Chevron, dated December 1, 2005 (filed herewith)